EXHIBIT 10.1


                            ASSET PURCHASE AGREEMENT
                            ------------------------
     This ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into as of the date hereinafter set forth, by and among Onesource Imaging, a California corporation, ("Onesource"), Miguel A. Vazquez, an individual ("Vazquez"), and Joanie Vazquez, an individual ("Joanie," and, collectively with Onesource and Vazquez, "Seller"), on the one hand, and Commerce Planet, Inc., a Utah corporation ("Buyer") on the other hand.

                                    RECITALS
     A. Seller is engaged in the business of graphic design, printing services, data merge, mailing and finishing (the "Business") in the State of California with a business location at 114 Powers Avenue, Santa Barbara, California 93103.

B. Vazquez is the majority shareholder of Onesource. Joanie is the wife of Vazquez.

C. Buyer desires to purchase from Seller assets related to the Business, including tangible and intangible personal property, inventory, business name, goodwill, and other assets of the Business listed in this Agreement.

D. Buyer desires to employ Vazquez upon consummation of the purchase and sale of the assets of the Seller pursuant to this Agreement.

E. Subject to the terms and conditions contained in this Agreement, Seller desires to sell to Buyer, and Buyer agrees to purchase from Seller, assets of Seller related to the Business.
NOW, THEREFORE, in consideration of the mutual covenants, representations, and warranties contained in this Agreement, the parties agree as follows:

                                    ARTICLE 1

             PURCHASE AND SALE OF ASSETS; ASSUMPTION OF LIABILITIES

1.1. Purchase and Sale of Assets. Seller agrees to sell to Buyer, and Buyer
     ---------------------------
agrees to purchase from Seller, at Closing (as defined below), all of Seller's right, title, and interest in and to the following assets used by Seller in connection with the operation of the Business (the "Assets"). Buyer shall not acquire any interest in, the assets of Seller which are not listed on the attached Schedules to this Agreement.

(a) All tangible personal property, furnishings, fixtures, equipment, machinery, parts, accessories, inventory, and any other property listed on
Schedule  1  (the  "Personal  Property");

(b) All contracts, agreements, equipment leases, warranties, and other rights or agreements, whether written or oral, listed on Schedule 2 (the "Contracts");

(c) All computer and automatic machinery software and programs and all tangible embodiments thereof and all the user and other documentation with respect to the same used in the Business, listed on Schedule 3 (the "Software");

(d) All licenses and permits held in connection with the conduct of the Business that are transferable to Buyer, listed on Schedule 4 ("Licenses and Permits");

(e) All customer mailing lists, customer lists, promotional materials, the business phone number and the books, files and records of the Business, excluding account books of original entry and general ledgers; listed on
Schedule  5  ("Customer  Lists");

(f) All of Seller's right, title, and interest in and to the trade names, logos, service marks, trademarks, and licenses, associated with the Business listed on
Schedule  6  (the  "Intangible  Property");

(g) All of Seller's right, title and interest in the commercial Internet website with an entry uniform resource locator of www.osimaging.com.
                                                 -----------------

1.2.  Assumption  of  Liabilities.  Buyer  hereby  assumes  and  agrees  to
      ---------------------------
discharge  all of Seller's liabilities listed on Schedule 7 (the "Liabilities").

1.3.  No  Permitted Liens. Seller shall convey title to the Assets to Buyer
     -------------------
free and clear of all liens, security interests, and encumbrances of any kind or nature, other than those securing the Liabilities that have been disclosed by the Seller.

1.4. Risk of Loss. Seller assumes all risk of loss or damage to the Assets prior
     ------------
to the Closing. In the event there is any material loss or damage to all or any portion of the Assets prior to the Closing, Buyer may either terminate this Agreement pursuant to Article 11, or negotiate with Seller for a proportionate reduction in the Purchase Price to reflect the loss or damage. For the purposes of this provision, the term "material loss or damage" shall mean any loss or damage to the Assets with an aggregate cost of Five hundred Dollars ($500.00).

                                    ARTICLE 2

                        ASSUMPTION OF CERTAIN LIABILITIES

     Except as expressly provided in Schedule 7 of this Agreement, Buyer shall not assume or become liable for any obligations, commitments, or liabilities of Seller, whether known or unknown, absolute, contingent, or otherwise, and whether or not related to the Assets, including, without limitation, any employment, business, sales, or use tax relating to Seller's operation of the Business and use and ownership of the Assets prior to the Closing. Seller agrees to pay, perform and discharge all of the liabilities of the Business which are not assumed by the Buyer, including all payables of the Business incurred by Seller at or prior to the Closing.

                                    ARTICLE 3

                                  CONSIDERATION

3.1.  Purchase Price.  The purchase price to be paid by Buyer to Seller for
      --------------
the  Assets  shall  be  $54,747.68.

3.2  Value  of Liabilities.  The total value of the Liabilities assumed by Buyer
     ---------------------
pursuant  to  this  Agreement  shall  be  $54,747.68.

3.3  No  Payment.  Because  the  Purchase  Price equals the value of the assumed
     -----------
Liabilities,  Buyer  shall  not  make  any  payment  of  funds  to  Seller.

3.4.  Allocation  ofPurchase  Price. The Purchase Price shall be allocated among
      -----------------------------
the  Assets  as  follows:

     Assets/Equipment               $47,747.68
     Intangible  Property           $ 7,000.00

3.4.  Effect of Allocation. The parties agree to abide by the allocation of
      --------------------
the Purchase Price specified in this Agreement, and agree to report the transaction as so allocated for income tax purposes.

                                    ARTICLE 4

                                     CLOSING

4.1.  Time  and  Place of Closing. The closing for the purchase and sale of
      ---------------------------
the Assets (the "Closing") shall be held at the offices of Price, Postel & Parma LLP, 200 East Carrillo Street, Suite 400, Santa Barbara, California on June 1, 2006 at 5:00 o'clock pm local time, or at such other time and place as the parties may mutually agree in writing, and shall be effective as of the Closing (the "Closing Date"). At Closing, Seller shall transfer and convey title to the Assets to Buyer as provided in this Agreement.

4.2.  Seller's  Closing  Obligations.  At  the  Closing,  Seller  shall execute,
      ------------------------------
acknowledge,  and  deliver,  as  appropriate,  each  of  the  following  items:

(a) A duly executed bill of sale (the "Bill of Sale"), in substantially the form attached as Exhibit A and incorporated by reference, conveying all of Seller's right, title, and interest in and to the Personal Property to Buyer.

(b) A duly executed assignment of contracts (the "Assignment of Contracts") in substantially the form attached as Exhibit B and incorporated by reference, pursuant to which Seller shall assign to Buyer all of its right, title and interest in and to, and Buyer shall accept and assume all of Seller's obligations which accrue and arise after the Closing Date in respect of, the Contracts.

(c) A duly executed Executive Employment Agreement (the "Employment Agreement") in substantially the form attached as Exhibit C and incorporated by reference, pursuant to which Vazquez shall become an employee of Buyer or an affiliate after the Closing.

(d) All other good and sufficient instruments and documents of conveyance and transfer as shall be necessary and effective to transfer, convey, and assign to Buyer at the Closing all of Seller's right, title, and interest in and to the Assets, free and clear of any liens or encumbrances other than those securing the liabilities as disclosed by Seller and as required by the terms of this Agreement.

4.3.  Buyer's  Closing  Obligations.  At  the Closing, Buyer shall execute,
      -----------------------------
acknowledge,  and  deliver,  as  appropriate,  each  of  the  following  items:

(a) Any funds as may be necessary to comply with Buyer's obligations regarding the payment of prorations, costs, and expenses under this Agreement.

(b) Executed counterparts of any documents required to be signed by Buyer pursuant to this Agreement, including, but not limited to, the Employment Agreement.

(c) All other instruments and documents necessary to consummate the transactions contemplated by this Agreement.

4.4. Expenses of Closing. The expenses of Closing shall be paid as follows:
     -------------------

(a) Buyer shall pay all sales and use taxes arising out of the transfer of the Assets, if any.

(b) Except as otherwise expressly provided in this Agreement, all other Closing fees and costs, including, but not limited to, legal fees, accounting fees, consulting fees, and other incidental expenses in connection with the transactions contemplated by this Agreement shall be borne by the party that incurs the expenses.

4.5.  Proration of Expenses. Except as otherwise expressly provided in this
      ---------------------
Agreement, all expenses associated with the Assets being conveyed to Buyer, including, but not limited to, taxes, rent, insurance premiums, and utility charges, shall be apportioned ratably between the parties as of the Closing Date on the basis of a 30-day month. This obligation to make apportionments shall survive the Closing.

                                    ARTICLE 5

                    REPRESENTATIONS AND WARRANTIES OF SELLER

5.1.  Seller's  Representations  and Warranties. Seller makes the following
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representations and warranties to Buyer, each of which is true and correct as of the date of this Agreement, and will be true and correct as of the Closing Date:

(a) Vazquez and John Gough ("Gough") are the sole owners of Onesource. Seller is the sole owner of the Assets.

(b) The execution and delivery of this Agreement and the documents contemplated hereby and the performance by Seller of its obligations hereunder and thereunder have been duly and validly authorized by all necessary corporate action. Seller has full legal power and authority to enter into and perform this Agreement, and this Agreement constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms.

(c) The execution and delivery of this Agreement does not conflict with, violate, or constitute a default under the terms, conditions, or provisions of any agreement or instrument to which Seller is a party, or any law, judgment, or order of which Seller is aware, and will not result in the creation of any lien, security interest, or encumbrance on any of the Assets.

(d) There are no actions, suits, proceedings, or claims now pending, or, to the best of Seller's knowledge, threatened against Seller or the Assets that would affect Seller's ability to fulfill Seller's obligations under this Agreement or that would impair the value of the Assets.

(e) Seller will have at Closing good and marketable title to the Assets free and clear of all liens, charges, and encumbrances other than those securing the Liabilities, as disclosed by Seller.

(f) Seller has provided Buyer with true and correct copies of all Contracts. To Seller's knowledge, all of the Contracts are in full force and effect, have been duly executed by the parties, and neither Seller nor any other party is in default under any Contract.

(g) Seller has provided Buyer with true and correct copies of all documents evidencing Seller's rights in the Intangible Property. To Seller's knowledge, each agreement, instrument, or license with respect to the Intangible Property is in full force and effect, and neither Seller nor any other party is in default under any such agreements.

(h) The Personal Property is in good working condition and repair, reasonable wear and tear excepted, and is adequate and appropriate for the Business as now conducted. Any items of Inventory are in good condition, and are usable and/or salable in the ordinary course of the Business as now conducted.

(i) Seller is conducting and has conducted the Business in compliance with all applicable Federal, state and local laws, rules, regulations, ordinances, orders, decrees, building codes, safety and fire and health approvals, certificates of occupancy or other governmental restrictions applicable to the Business or the Assets.

(j) John Gough and Gabriel Hernandez, both interested parties of the transaction have signed a document acknowledging and consenting to the terms of the transaction between Seller and Buyer. These Acknowledgement and Consent documents will be attached hereto as Exhibit "D".

(k) Seller represents that it has paid all sales and use tax and buyer will be able to receive a corporation tax clearance certificate from the State Board of Equalization (with respect to Seller's sales and use tax liabilities).

5.2.  Correctness of Representations. No representation or warranty of Seller in
      ------------------------------
this Agreement or any other information furnished by Seller pursuant to this Agreement contains any untrue statement of material fact or fails to state any fact necessary in order to make the statements not misleading in any material respect. All statements, representations, and other information provided by Seller to Buyer shall be true and correct on and as of the Closing Date as though made on that date.

5.3.     Responsibility  for Liabilities.     Seller will be liable for all
         --------------------------------
damages, including, but not limited to, actual, consequential and special damages resulting from any misrepresentations of the above stated facts.

                                    ARTICLE 6

                     REPRESENTATIONS AND WARRANTIES OF BUYER

6.1.  Buyer's  Representations  and  Warranties.  Buyer makes the following
      -----------------------------------------
representations and warranties to Seller, each of which is true and correct as of the date of this Agreement and shall be true and correct as of the Closing
Date:

(a) Buyer has full legal power and authority to enter into and perform this Agreement, and this Agreement constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms.

(b) The execution and delivery of this Agreement does not conflict with, violate, or constitute a default under the terms, conditions, or provisions of any agreement or instrument to which Buyer is a party, or any law, judgment, or order of which Buyer is aware, and will not result in the creation of any lien, security interest, or encumbrance on any of the Assets.

(c) There is no action, proceeding, or claim pending, or, to Buyer's knowledge, threatened, against Buyer that would affect Buyer's ability to consummate the transactions contemplated by this Agreement.

(d) No consent, approval, or authorization of or declaration, filing, or registration with any governmental or regulatory authority is required in connection with the execution, delivery, and performance by Buyer of this Agreement or the consummation of the transactions contemplated by the Agreement.

6.2. Correctness of Representations. No representation or warranty of Buyer
     ------------------------------
in this Agreement or any other information furnished by Buyer pursuant to this Agreement contains any untrue statement of material fact or fails to state any fact necessary in order to make the statements not misleading in any material respect. All statements, representations, exhibits, and other information provided by Buyer to Seller shall be true and correct on and as of the Closing Date as though made on that date.

6.3.     Responsibility  for Liabilities. Seller will be liable for all damages,
         --------------------------------
including but not limited to, actual, consequential and special damages resulting from any misrepresentations of the above stated facts.

                                    ARTICLE 7

                             PRE-CLOSING OBLIGATIONS

7.1.  Maintenance  of  Property  Pending Closing. At all times prior to the
      ------------------------------------------
Closing Date, Seller shall continue to maintain the Assets and conduct the operation of the Business in the same manner as they have been maintained and operated by Seller prior to the execution of this Agreement.

7.2.  Access  and  Information.  Seller  shall  promptly  provide Buyer with all
      ------------------------
information concerning the Business and the Assets that Buyer may reasonably request, and Buyer and Buyer's accountants and other representatives shall have access during normal business hours to all of the Assets and to the books and records of the Business.

7.3. Consents. On or before the Closing Date, Seller, at Seller's expense, shall
     --------
obtain all necessary consents required to assign Seller's interest in any of the Assets to Buyer as contemplated by this Agreement. In the event Seller is unable to obtain any such consent on or before the Closing Date, Buyer may terminate this Agreement as provided in Article 11.

7.4.  Discharge  of  Liens.  All  liens,  claims,  charges,  security interests,
      --------------------
pledges, assignments, or encumbrances relating to the Assets, other than those securing the Liabilities as represented by the Seller, shall be satisfied, terminated, and discharged by Seller on or prior to the Closing Date and evidence reasonably satisfactory to Buyer of the satisfaction, termination, and discharge shall be delivered to Buyer at or prior to the Closing.

7.5.     Divestiture  of  Competing Interests.     Seller will divest themselves
         -------------------------------------
from all competing interests to the items contemplated within this sale. Seller will no longer be involved in the printing and fulfillment business with the exception of the employment offer by Buyer.

                                    ARTICLE 8

                                MUTUAL COVENANTS

8.1.  Further Assurances Prior to Closing. Seller and Buyer shall, prior to
      -----------------------------------
Closing, execute any and all documents and perform any and all acts reasonably necessary, incidental, or appropriate to effect the transactions contemplated by this Agreement.

8.2. Notification of Changed Circumstances. At any time prior to the Closing, if
     -------------------------------------
either party becomes aware of any fact or circumstance that would materially change a representation or warranty made under this Agreement, the party with knowledge of those facts shall notify the other in writing as soon as possible after the discovery of the changed circumstances.

8.3.  Broker's  Fees. Each party represents and warrants that no broker, finder,
      --------------
or any other person or entity has any claim for any brokerage commissions or fees in connection with any of the transactions contemplated by this Agreement. Each party shall indemnify the other against any claim or loss suffered as a result of any claim for brokerage commissions or fees payable, or claimed to be payable, on the basis of any actions in connection with this Agreement.

8.4. Accounts Receivable; Collection. All accounts receivable of the Business as
     -------------------------------
of the Closing Date are being retained by Seller. In the event Buyer shall receive any amounts due to Seller pursuant to such accounts receivable, Buyer shall remit such amounts to Seller at the end of each month. In the event Buyer or Seller shall receive any amounts due to the other under this Agreement after the Closing Date, Buyer and/or Seller shall remit such amounts to the other before the end of each month. Nothing in this Agreement shall obligate Buyer to initiate or prosecute any collection or other action with respect to any accounts receivable retained by Seller; provided that Buyer shall cooperate with Seller in any such action initiated by Seller. All future receivables generated post closing subsequent to the Closing Date shall become the property and asset of Buyer.

8.5     Accounts  Payable.     All of Seller's liabilities with the exception of
        ------------------
those  specifically  stated  herein  shall  remain  the  liability  of  Seller.

                                    ARTICLE 9

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

     9.1.  Buyer's  Conditions.  The  obligation  of  Buyer  to  consummate  the
           -------------------
transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

(a) The representations and warranties of Seller set forth in Article 5 shall be true and correct as of the Closing Date.

(b) Seller shall have performed and complied with all of the agreements, covenants, and conditions required of Seller by this Agreement on or before the Closing Date.

(c) No action, suit, or proceeding before any court or any governmental body or authority that would in any way affect the Assets or the ability of the parties to consummate the transactions contemplated by this Agreement shall have been instituted or threatened on or before the Closing Date.

(d) The Assets shall be in substantially the same condition on the Closing Date as they were three (3) months prior to the Closing Date, and there shall be no loss or damage to the property prior to the Closing. The assets shall all be in good working order as represented by Seller to Buyer.

(e) The parties shall have obtained all necessary agreements and consents of any parties required to consummate the transactions contemplated by this Agreement. Seller shall have obtained the consents of Gough and Gabriel Hernandez to all such transactions. All assets will be transferred with clear title free of any superior claims or liens on the title except those securing the Liabilities or as specifically noted in the attached Schedules.

(f)  Vazquez  shall  have  executed  the  Employment  Agreement.

(g)  One  Source  Imaging,  Inc.  shall  terminate  operations.

9.2.      Seller's Conditions.  The  obligation  of  Seller  to  consummate  the
          -------------------
transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

(a) The representations and warranties of Buyer set forth in Article 6 shall be true and correct as of the Closing Date.

(b) Buyer shall have performed and complied with all of the agreements, covenants, and conditions required of Buyer by this Agreement on or before the Closing Date.

(c) No action, suit, or proceeding before any court or any governmental body or authority that would in any way affect the Assets or the ability of the parties to consummate the transactions contemplated by this Agreement shall have been instituted or threatened on or before the Closing Date.

(d) The parties shall have obtained all necessary agreements and consents of any parties required to consummate the transactions contemplated by this Agreement.

9.3     Failure  to  Satisfy  Conditions.  Any  of  a  party's  conditions
        --------------------------------
precedent may be waived in whole or in part by such party in writing at any time on or before the Closing Date. In the event all conditions precedent have not been waived by a party or satisfied in full on or before the Closing Date, such party may elect to terminate this Agreement as provided in Article 11.

                                   ARTICLE 10

                            POST-CLOSING OBLIGATIONS

10.1.  Liability  for  Work  Performed Prior to theClosing. Seller shall be
       ---------------------------------------------------
responsible for all work done and goods sold prior to the Closing. If, prior to the Closing there is a claim made by a customer for defective work or relating to defective work completed prior to the Closing and Seller agrees to the claim, then Buyer shall perform the corrective work approved by Seller and shall reduce the payment or part thereof due under the Deferred Payment by Buyer's actual cost of performing such corrective work.

10.2.  Employment  Services.  Vazquez  agrees  to  provide  services  to Buyer's
       --------------------
affiliate as an employee pursuant to the terms of the Employment Agreement attached hereto as Exhibit C.

10.3         Assignment.  This  Agreement  shall  inure to the benefit of and be
             -----------
binding upon Buyer, its successors and assigns, and upon Seller and its heirs, executors, administrators, and legal representatives. Notwithstanding the foregoing, this Agreement shall not be assignable by Seller without the prior written consent of Buyer; provided, however, that Buyer may assign all of its rights and interests under this Agreement to any of its affiliates, so long as it remains responsible for its obligations hereunder.

                                   ARTICLE 11

                                   TERMINATION

11.1.  Termination.  This  Agreement  may  be terminated: (a) by the mutual
       -----------
consent of Buyer and Seller at any time prior to the Closing; (b) by either party at any time prior to the Closing as expressly provided in this Agreement, or if any condition precedent to such party's obligations set forth in Article 9 has not been satisfied in full or previously waived by such party in writing, at or prior to the Closing; or (c) By either party if the Closing has not occurred on or before June 30, 2006.

11.2.  Effect  of Termination. In the event of the termination of this Agreement
       ----------------------
pursuant to the provisions of this Article 11, this Agreement shall become void and have no effect, without any liability on the part of any of the parties. In the event of the termination of this Agreement, the Employment Agreement will become voidable at Buyer's sole discretion and all Buyer obligations associated with the employment agreement will cease. All ownership interests granted to Seller through the employment agreement will be returned in the event the contract is voided.

11.3.  Remedies  Cumulative.  The  remedies  set  forth  in  this  Agreement are
       --------------------
cumulative and not exclusive of any other legal or equitable remedy otherwise available to any party.

                                   ARTICLE 12

                                 INDEMNIFICATION

12.1.  Seller's  Indemnification. In addition to any other agreement on the
       -------------------------
part of Seller to indemnify Buyer set forth in this Agreement, Seller shall indemnify and hold Buyer harmless from and against any and all loss, cost, damage, claim, liability, or expense, including reasonable attorney fees and costs, in any way arising from or related to (a) Seller's ownership or use of the Assets, or Seller's operation of the Business, prior to the Closing Date,
(b) the failure or falsity of any representation or warranty of Seller contained in this Agreement, or (c) the failure by Seller to observe or perform any other covenant or agreement to be observed or performed by Seller under this Agreement.

12.2. Buyer's Indemnification. In addition to any other agreement on the part of
      -----------------------
Buyer to indemnify Seller set forth in this Agreement, Buyer shall indemnify and hold Seller harmless from and against any and all loss, cost, damage, claim, liability, or expense, including reasonable attorney fees and costs, in any way arising from or related to (a) Buyer's ownership or use of the Assets, or Buyer's operation of the Business, from and after the Closing Date, (b) the failure or falsity of any representation or warranty of Buyer contained in this Agreement, or (c) the failure by Buyer to observe or perform any other covenant or agreement to be observed or performed by Buyer under this Agreement including, without limitation, any failure to pay the agreed upon Liabilities.

12.3.  Survival  of Indemnities. The mutual agreements to indemnify set forth in
       ------------------------
this  Article  12  shall  survive  the  Closing.

                                   ARTICLE 13

                               GENERAL PROVISIONS

13.1.  Assignment.  The respective rights and obligations of the parties to
       ----------
this Agreement may not be assigned by any party without the prior written consent of the other, which consent may not be unreasonably withheld or delayed.

13.2.  Successors  and Assigns. The terms and provisions of this Agreement shall
       -----------------------
be binding on and inure to the benefit of the successors and permitted assigns of the parties.

13.3.  Entire Agreement. This Agreement constitutes the entire agreement between
       ----------------
the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, oral and written, between the parties hereto with respect to the subject matter of this Agreement.

13.4.  Modification  and Waiver. This Agreement may not be amended, modified, or
       ------------------------
supplemented except by written agreement signed by the party against which the enforcement of the amendment, modification, or supplement is sought. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision. No waiver shall be binding unless executed in writing by the party making the waiver.

13.5.  Attorney  Fees.  If  any  legal  action or other proceeding is brought to
       --------------
enforce the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees and other costs incurred in the action or proceeding, in addition to any other relief to which the prevailing party may be entitled.

13.6.  Fees  and  Expenses.  Except  as  otherwise specifically provided in this
       -------------------
Agreement, Seller and Buyer shall pay their own fees and expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

13.7. Notices. All notices, requests, demands, and other communications required
      -------
by this Agreement shall be in writing and shall be (a) delivered in person or by courier, (b) mailed by first class registered or certified mail, or (c) delivered by facsimile transmission, to the addresses set forth above, or to such other address as a party may designate to the other in writing. If delivered personally or by courier, the date on which the notice, request, instruction, or document is delivered shall be the date on which the delivery is made, and if delivered by facsimile transmission or mail as aforesaid, the date on which the notice, request, instruction, or document is received shall be the date of delivery.

13.8.  Headings.  All  section  headings  contained  in  this  Agreement are for
       --------
convenience of reference only, do not form a part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement.

13.9.  Counterparts.  This  Agreement  may  be  executed  in  two  (2)  or  more
       ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one counterpart has been signed by each party and delivered to the other party hereto. The transmission of a facsimile of any original signed counterpart of this Agreement (or any amendment hereto or any other document delivered pursuant hereto) by telecopier sent pursuant to Section
13.7 shall be treated for all purposes as the delivery of an original signed counterpart.

13.10.  Time  of  Essence.  Time  shall  be  of  the essence with respect to the
        -----------------
obligations  of  the  parties  to  this  Agreement.

13.11.  Governing  Law.  This Agreement shall be governed by and construed under
        --------------
the  laws  of  the  State  of  California,

13.12.  Disputes.  Except as set forth in Section 10.2 above, any controversy or
        --------
claim arising out of or related to, this Agreement, or the breach thereof, including any dispute regarding the validity or scope of this Agreement, shall be settled and decided by one arbitrator pursuant to arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("Rules"), as then in effect, unless the parties hereto mutually agree otherwise in writing and except any party shall have the right to seek declaratory relief in a court of competent jurisdiction. Any such arbitration shall be held and conducted in Santa Barbara, California, within 30 days of the appointment of the arbitrator, in accordance with the provisions set forth in the Rules. Moreover, the prevailing party in any arbitration shall be awarded reasonable counsel fees, expert and non-expert witness costs and expenses and all other costs and expenses incurred, directly or indirectly, in connection with said arbitration, unless the arbitrator for good cause determines otherwise in its order, and all costs and fees of said arbitrator shall be borne exclusively by the non-prevailing party. The award rendered by the arbitrator shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

13.13.  Severability.  In the event any provision of this Agreement is deemed to
        ------------
be invalid, illegal, or unenforceable, all other provisions of the Agreement that are not affected by the invalidity, illegality, or unenforceability shall remain in full force and effect.

13.14   Further  Assurances.  Sellers  and  Buyer shall cooperate as either
        --------------------
party requests from time to time in providing information either party requests, providing truthful testimony in litigation, assisting in audits and investigations, recalling past actions taken, and executing further instruments and documents to further confirm the transactions provided for in this Agreement.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the 1st day of June, 2006.
                              SELLER
                              ------


                              Onesource  Imaging,  Inc.


                              By:  /s/  Miguel  Vazquez_
                                   ----------------------
                                     Miguel  Vazquez
                                     CEO/President


                              By:  /s/  Miguel  Vazquez
                                   -----------------------
                                   Miguel  Vazquez,  An  Individual

                              By:  /s/  Joanie  Vazquez_
                                   ----------------------
                                   Joanie  Vazquez,  An  Individual



                              BUYER
                              -----

                              Commerce  Planet,  Inc.


                              By:  /s/  Michael  Hill
                                   --------------------
                                   Michael  Hill
                                   CEO/President